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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 April 12, 2001
                Date of Report (Date of earliest event reported):

                          APACHE MEDICAL SYSTEMS, INC.
             (Exact name of Registrant as specified in its Charter)

           Delaware                                 000-20805                             23-2476415
(State or Other Jurisdiction of             (Commission File Number)         (IRS Employer Identification Number)
 Incorporation or Organization)
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                  1650 Tysons Boulevard, McLean, Virginia 22102
          (Address of principal executive offices, including zip code)

                                 (703) 847-1400
              (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS


On April 12, 2001, the registrant issued the press release filed with this Current Report on Form 8-K as Exhibit 99.1. The information contained in Exhibit
99.1 is incorporated by reference herein.




ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS



(c) Exhibits.



Exhibit No.                                Description
------------------------------------       ---------------------------------------------------------------
99.1                                       Press Release issued April 12, 2001 (Filed herewith.)







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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                         APACHE MEDICAL SYSTEMS, INC.


Date: April 16, 2001                     By:  /s/ Karen Miller
                                             -----------------------------------
                                              Vice President of Finance and
                                              Chief Financial Officer




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                                  EXHIBIT INDEX




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
Exhibit No.                                Description
------------------------------------       --------------------------------------------------------------
99.1                                       Press Release issued April 12, 2001 (Filed herewith.)